Exhibit 23.2

The Board of Directors
QAD Inc.:

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48381) of QAD Inc. of our reports included herein.

                                      KPMG PEAT MARWICK LLP

Los Angeles, California
May 14, 1998